                                 Exhibit 10.1
                                 ------------




             C.D. SMITH DRUG COMPANY EMPLOYEE STOCK OWNERSHIP PLAN

                            C. D. SMITH DRUG COMPANY
                            ------------------------

                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------

                        AMENDMENT DATED OCTOBER 1, 1992
                        -------------------------------

     THIS AGREEMENT, made and entered into as of October 1, 1992, by and between
C. D. SMITH DRUG COMPANY, (hereinafter called the "Company"), and BOATMEN'S TRUST COMPANY, (hereinafter called the "Trustee"):

     WITNESSETH:

     WHEREAS, the Company and Trustee heretofore entered into an employees stock ownership plan, it is desirable to amend the plan in certain respects.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, it is hereby agreed by and between the parties as follows:

Section 1: The first sentence of Section 8.10 of the plan is amended to read as follows:

          8.10 Account Diversification. Except as provided in this Section 8.10 and in Section 8.11, a Participant does not have the right to direct the Trustee with respect to the investment or re-investment of the assets comprising the Participant's individual Account.

Section 2:  A new Section 8.11 shall be added as follows:

          8.11 Accounts Attributable to Plan Allocations While Plan Contained Internal Revenue Code Section 401(k) Provisions -- Participant Direction of Investment. A Participant has the right to direct the investment or re-investment of the assets of his Account attributable to allocations to this Plan during the period of time the Plan contained 401(k) provisions. The Trustee will accept Participant directions from the Advisory Committee, or, if consented to by the Trustee, from each Participant, on a written election form (or other written agreement), as a part of this Plan, containing such conditions, limitations and other provisions the Trustee and the Advisory Committee deem appropriate. The Trustee or, with the Trustee's consent, the Advisory Committee may establish written procedures, incorporated specifically as part of this Plan, relating to Participant direction of investment under this Section 8.11. The Trustee will maintain a segregated investment Account to the extent a Participant's Account is subject to Participant self-direction. The Trustee is not liable for any loss, cost, damage or expense, nor is the Trustee liable for any breach, resulting from or arising out of a Participant's direction of the investment of any part of his directed Account, and the Trustee shall be fully protected for acting in accordance with, or refraining from acting in the absence of any such direction. The Company shall indemnify the Trustee for any loss, cost, damage or expense arising out of any alleged or actual act, or failure to act, on the part of the Company, the Advisory Committee or any Participant in connection with any Participant directed investment provided under this Plan.

          If the Participant directs the investment of his Account, the Plan shall treat any post-December 31, 1981, investment by a Participant's directed Account in collectibles (as defined by Code (S)408(m)) as a deemed distribution to the Participant for Federal income tax purposes.

Section 3: The amendment to the adoption agreement embodied herein shall be effective as of October 1, 1992.

     The Company and the Trustee hereby agree to the provisions of this amendment and, in witness of their agreement, the Company and the Trustee have signified their acceptance, as of October 1, 1992.

                              C.D. SMITH DRUG COMPANY

                              By:
                                  ---------------------------------------------

                              "EMPLOYER"



                              BOATMEN'S TRUST COMPANY OF KANSAS CITY

                              By:
                                  ---------------------------------------------

                              "TRUSTEE"

                               TABLE OF CONTENTS

ARTICLE I - DEFINITIONS...................................................................................  1.1
             1.01  "Plan".................................................................................  1.1
             1.02  "Employer".............................................................................  1.1
             1.03  "Trustee"..............................................................................  1.1
             1.04  "Plan Administrator"...................................................................  1.1
             1.05  "Advisory Committee"...................................................................  1.1
             1.06  "Employee".............................................................................  1.1
             1.07  "Highly Compensated Employee"..........................................................  1.1
             1.08  "Participant"..........................................................................  1.2
             1.09  "Beneficiary"..........................................................................  1.3
             1.10  "Compensation".........................................................................  1.3
             1.11  "Account"..............................................................................  1.4
             1.12  "Accrued Benefit"......................................................................  1.4
             1.13  "Nonforfeitable".......................................................................  1.4
             1.14  "Plan Year"............................................................................  1.4
             1.15  "Effective Date".......................................................................  1.4
             1.16  "Plan Entry Date"......................................................................  1.4
             1.17  "Accounting Date"......................................................................  1.4
             1.18  "Trust"................................................................................  1.4
             1.19  "Trust Fund"...........................................................................  1.4
             1.20  "Nontransferable Annuity"..............................................................  1.5
             1.21  "ERISA"................................................................................  1.5
             1.22  "Code".................................................................................  1.5
             1.23  "Service"..............................................................................  1.5
             1.24  "Hour of Service"......................................................................  1.5
             1.25  "Disability"...........................................................................  1.6
             1.26  Service for Predecessor Employer.......................................................  1.6
             1.27  Related Employers......................................................................  1.6
             1.28  Leased Employees.......................................................................  1.7
             1.29  Determination of Top Heavy Status......................................................  1.7
             1.30  Plan Maintained by More Than One Employer..............................................  1.9
             1.31  "Disqualified Person"..................................................................  1.9
             1.32  "Employer Securities"..................................................................  1.9
             1.33  "Exempt Loan"..........................................................................  1.9
             1.34  "Leveraged Employer Securities"........................................................  1.9

ARTICLE II - EMPLOYEE PARTICIPANTS........................................................................  2.1
             2.01  Eligibility............................................................................  2.1
             2.02  Year of Service Participation..........................................................  2.1
             2.03  Break in Service - Participation.......................................................  2.2
             2.04  Participation upon Re-employment.......................................................  2.2

ARTICLE III - EMPLOYER CONTRIBUTIONS AND FORFEITURES......................................................  3.1
             3.01  Amount.................................................................................  3.1
             3.02  Determination of Contribution..........................................................  3.2
             3.03  Time of Payment of Contribution........................................................  3.2


                3.04  Contribution Allocation.................................................................  3.2
                3.05  Forfeiture Allocation...................................................................  3.3
                3.06  Accrual of Benefit......................................................................  3.4
                3.07  Limitations on Allocations to Participants' Accounts....................................  3.5
                3.08  Definitions - Article III...............................................................  3.6

ARTICLE IV - PARTICIPANT CONTRIBUTIONS........................................................................  4.1
                4.01  Participant Voluntary Contributions.....................................................  4.1
                4.02  Participant Rollover Contributions......................................................  4.1

ARTICLE V - TERMINATION OF SERVICE - PARTICIPANT VESTING......................................................  5.1
                5.01  Normal Retirement Age...................................................................  5.1
                5.02  Participant Disability or Death; Plant Shutdown or Sale or a Substantial
                        Reduction in Workforce................................................................  5.1
                5.03  Vesting Schedule........................................................................  5.1
                5.04  Cash-Out Distributions to Partially-Vested Participants/Restoration of Forfeited
                        Accrued Benefit.......................................................................  5.1
                5.05  Segregated Account for Repaid Amount....................................................  5.3
                5.06  Year of Service - Vesting...............................................................  5.3
                5.07  Break In Service - Vesting..............................................................  5.3
                5.08  Included Years of Service - Vesting.....................................................  5.3
                5.09  Forfeiture Occurs.......................................................................  5.4

ARTICLE VI - TIME AND METHOD OF PAYMENT OF BENEFITS...........................................................  6.1
                6.01  Time of Payment of Accrued Benefit......................................................  6.1
                6.02  Method of Payment of Accrued Benefit....................................................  6.3
                6.03  Benefit Payment Elections...............................................................  6.5
                6.04  Annuity Distributions to Participants and Surviving Spouses.............................  6.6
                6.05  Special Distribution and Payment Requirements...........................................  6.6
                6.06  [Reserved]..............................................................................  6.7
                6.07  Distributions under Domestic Relations Orders...........................................  6.7

ARTICLE VII - EMPLOYER ADMINISTRATIVE PROVISIONS..............................................................  7.1
                7.01  Information to Advisory Committee.......................................................  7.1
                7.02  No Liability............................................................................  7.1
                7.03  Indemnity of Certain Fiduciaries........................................................  7.1
                7.04  Employer Direction of Investment........................................................  7.1
                7.05  Amendment to Vesting Schedule...........................................................  7.1

ARTICLE VIII - PARTICIPANT ADMINISTRATIVE PROVISIONS..........................................................  8.1
                8.01  Beneficiary Designation.................................................................  8.1
                8.02  No Beneficiary Designation/Death of Beneficiary.........................................  8.1
                8.03  Personal Data to Advisory Committee.....................................................  8.1
                8.04  Address for Notification................................................................  8.2
                8.05  Assignment or Alienation................................................................  8.2
                8.06  Notice of Change in Terms...............................................................  8.2
                8.07  Litigation against the Trust............................................................  8.2
                8.08  Information Available...................................................................  8.2


              8.09  Appeal Procedure for Denial of Benefits................................................  8.2
              8.10  Account Diversification................................................................  8.3

ARTICLE IX - ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS............................  9.1
              9.01  Members' Compensation, Expenses........................................................  9.1
              9.02  Term...................................................................................  9.1
              9.03  Powers.................................................................................  9.1
              9.04  General................................................................................  9.1
              9.05  Funding Policy.........................................................................  9.2
              9.06  Manner of Action.......................................................................  9.2
              9.07  Authorized Representative..............................................................  9.2
              9.08  Interested Member......................................................................  9.2
              9.09  Individual Accounts....................................................................  9.2
              9.10  Value of Participant's Accrued Benefit.................................................  9.3
              9.11  Allocation and Distribution of Net Income Gain or Loss.................................  9.3
              9.12  Individual Statement...................................................................  9.4
              9.13  Account Charged........................................................................  9.5
              9.14  Unclaimed Account Procedure............................................................  9.5

ARTICLE X - CUSTODIAN/TRUSTEE, POWERS AND DUTIES...........................................................  10.1
              10.01  Acceptance............................................................................  10.1
              10.02  Receipt of Contributions..............................................................  10.1
              10.03  Investment Powers.....................................................................  10.1
              10.04  Records and Statements................................................................  10.6
              10.05  Fees and Expenses from Fund...........................................................  10.6
              10.06  Parties to Litigation.................................................................  10.6
              10.07  Professional Agents...................................................................  10.6
              10.08  Distribution of Trust Fund; Valuation of Employer Securities..........................  10.7
              10.09  Distribution Directions...............................................................  10.7
              10.10  Third Party/Multiple Trustees.........................................................  10.7
              10.11  Resignation...........................................................................  10.7
              10.12  Removal...............................................................................  10.7
              10.13  Interim Duties and Successor Trustee..................................................  10.8
              10.14  Valuation of Trust....................................................................  10.8
              10.15  Participant Voting Direction Rights - Employer Securities.............................  10.8
              10.16  Investment in Group Trust Fund........................................................  10.8
              10.17  Limitation on Liability - If Investment Manager Appointed.............................  10.8

ARTICLE XI - REPURCHASE OF EMPLOYER SECURITIES.............................................................  11.1
              11.01  Put Option............................................................................  11.1
              11.02  Restriction on Employer Securities....................................................  11.1
              11.03  Lifetime Transfer/Right First Refusal.................................................  11.1


         11.04  Payment of Purchase Price.............................................................  11.1
         11.05  Notice................................................................................  11.2
         11.06  Terms and Definitions.................................................................  11.2

ARTICLE XII - MISCELLANEOUS...........................................................................  12.1
         12.01  Evidence..............................................................................  12.1
         12.02  No Responsibility for Employer Action.................................................  12.1
         12.03  Fiduciaries not Insurers..............................................................  12.1
         12.04  Waiver of Notice......................................................................  12.1
         12.05  Successors............................................................................  12.1
         12.06  Word Usage............................................................................  12.1
         12.07  State Law.............................................................................  12.1
         12.08  Employment Not Guaranteed.............................................................  12.1

ARTICLE XIII -EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION...............................................  13.1
         13.01  Exclusive Benefit.....................................................................  13.1
         13.02  Amendment by Employer.................................................................  13.1
         13.03  Discontinuance........................................................................  13.1
         13.04  Full Vesting on Termination...........................................................  13.2
         13.05  Merger/Direct Transfer................................................................  13.2
         13.06  Termination...........................................................................  13.3

             C.D. SMITH DRUG COMPANY EMPLOYEE STOCK OWNERSHIP PLAN

     C.D. SMITH DRUG COMPANY, a corporation organized under the laws of the State of Missouri, makes this Agreement with BOATMEN'S TRUST COMPANY OF KANSAS CITY, as Trustee.

                                  WITNESSETH:

     C.D. SMITH DRUG COMPANY continues, within this Trust Agreement, a Plan for the administration and distribution of contributions made by the Employer for the purpose of providing retirement benefits for eligible Employees. This Plan is an amended plan, in restated form, the original plan being established on January 1, 1989 as a 401(k) plan. The provisions of this Plan, as amended, apply solely to an Employee whose employment with the Employer terminates on or after the restated Effective Date of the Employer's Plan. If an Employee's employment with the Employer terminates prior to the restated Effective Date, that Employee is entitled to benefits under the Plan as the Plan existed on the date of the Employee's termination of employment.

     Now, therefore, in consideration of their mutual covenants, the Employer and the Trustee agree as follows:

                            ARTICLE I - DEFINITIONS

     1.01 "Plan" means the retirement plan established and continued by the Employer in the form of this Agreement, designated as the C.D. SMITH DRUG COMPANY EMPLOYEE STOCK OWNERSHIP PLAN. The Employer has designed this Plan to invest primarily in Employer Securities.

     1.02  "Employer" means C.D. SMITH DRUG COMPANY.

     1.03 "Trustee" means BOATMEN'S TRUST COMPANY OF KANSAS CITY, or any successor in office who in writing accepts the position of Trustee.

     1.04 "Plan Administrator" is the Employer unless the Employer designates another person to hold the position of Plan Administrator. In addition to his other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

     1.05 "Advisory Committee" means the Employer's Advisory Committee as from time to time constituted.

     1.06  "Employee" means any employee of the Employer.

     1.07 "Highly Compensated Employee" means an Employee who, during the Plan Year or during the preceding 12-month period;

     (a) is a more than 5% owner of the Employer (applying the constructive ownership rules of Code (S)318, and applying the principles of Code (S)318, for an unincorporated entity);


                                      1.1

     (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

     (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of employees (based on Compensation for the relevant year); or

     (d) has Compensation in excess of 50% of the dollar amount prescribed in Code (S)415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

     If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but does not satisfy clause (b), (c) or (d) during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code (S)414(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Advisory Committee will treat the highest paid officer as satisfying clause (d) for that year.

     For purposes of this Section 1.07, "Compensation" means Compensation as defined in Section 1.10, except The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includible in clause (d) and the relevant Compensation, consistent with Code (S)414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Advisory Committee will treat a Highly Compensated Employee and all family members (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) as a single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than 5% owner or is one of the 10 Highly Compensated Employees with the greatest Compensation for the Plan Year. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

     The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.07 or received Compensation in excess of $50,000 during: (1) the year of his Separation from Service (or the prior year); or (2) any year ending after his 54th birthday.

     1.08 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.


                                      1.2

     1.09 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

     1.10 "Compensation". As long as the instructions to Form W-2, Box 10, are consistent with the instructions for the 1991 Form W-2, the Employer may treat the amount reported in Box 10 of the Form W-2, as issued by the Employer, as satisfying the following definition of Compensation. If Form W-2 is revised in the future resulting in the renumbering of the boxes, the box number which contains Compensation reported in Box 10 of the 1991 Form W-2 shall be substituted for any reference to Box 10 in this definition. Compensation also includes all other payments to an Employee in the course of the Employer's trade or business, for which the Employer must furnish the Employee a written statement under Code (S)(S)6041(d) and 6051(a)(3).

     Compensation also includes elective contributions made by the Employer on the Employee's behalf. "Elective contributions" are amounts excludible from the Employee's gross income under Code (S)(S)125, 402(a)(8), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code (S)401(k) arrangement, a Simplified Employee Pension, cafeteria plan or tax sheltered annuity. A Compensation payment includes Compensation by the Employer through another person under the common paymaster provisions in Code (S)(S)3121(s) and 3306(p).

     Any reference in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period.

(A)  Limitations on Compensation.

     (1) Compensation dollar limitation. For any Plan Year beginning after December 31, 1988, the Advisory Committee must take into account only the first $200,000 (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation.

     (2) Application of compensation limitation to certain family members. The $200,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section
1.07 who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If, for a Plan Year, the combined Compensation of the Employee and such family members who are Participants entitled to an allocation for that Plan Year exceeds the $200,000 (or adjusted) limitation, "Compensation" for each such Participant, for purposes of the contribution and allocation provisions of Article III means his Adjusted Compensation. Adjusted Compensation is the amount which bears the same ratio to the $200,000 (or adjusted) limitation as the affected Participant's Compensation (without regard to the $200,000 Compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit. If the Plan uses permitted disparity, the Advisory Committee must determine the integration level of each affected family member Participant prior to the proration of the $200,000 Compensation limitation, but the combined integration level of the affected Participants may not exceed $200,000 (or the adjusted limitation). The combined Excess Compensation of the affected Participants in the family unit may not exceed $200,000 (or the adjusted limitation) minus

                                      1.3
the affected Participants' combined integration level (as determined under the preceding sentence). If the combined Excess Compensation exceeds this limitation, the Advisory Committee will prorate the Excess Compensation limitation among the affected Participants in the family unit in proportion to each such individual's Adjusted Compensation minus his integration level.

(B) Nondiscrimination. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.10 except any exclusions from Compensation, other than the exclusions described in paragraphs (a), (b), (c) and (d), do not apply. The Employer may also elect to use an alternate nondiscriminatory definition, in accordance with the requirements of Code
(S)414(s) and the regulations issued under that Code section. In determining Compensation under this Section 1.10(B), the Employer may elect to include all elective contributions made by the Employer on behalf of the Employees. The Employer's election to include elective contributions must be consistent and uniform with respect to Employees. The Employer may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.10 includes elective contributions in the general Compensation definition applicable to this Plan.

     1.11 "Account" means the separate account(s) which the Advisory Committee or the Trustee maintains for a Participant under the Plan.

     1.12 "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from both Employer contributions and Employee contributions, if any.

     1.13 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

     1.14 "Plan Year" means the fiscal year of the Plan, a 12 consecutive month period ending every December 31.

     1.15 "Effective Date" of this Plan, as restated, is December 31, 1991; however, no Employer contributions for the Employee Stock Ownership provisions under Section 3.01 shall be made until the Plan Year commencing January 1, 1992. The Plan as originally adopted was a 401(k) Plan. With this restatement, the 401(k) provisions have been removed and no further 401(k) contributions shall be made to the Plan after December 31, 1991. Assets accumulated in the Plan prior to January 1, 1992 shall be segregated and separately accounted for and shall not be commingled with contributions made under this Employee Stock Ownership Plan.

     1.16  "Plan Entry Date" means the date(s) prescribed by Section 2.01.

     1.17 "Accounting Date" is the last day of the Plan Year. Unless otherwise specified in the Plan, the Advisory Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.

     1.18  "Trust" means the separate Trust created under the Plan.

     1.19 "Trust Fund" means all property of every kind held or acquired by the Employer's Plan, other than incidental benefit insurance contracts. This Plan creates a single Trust for all Employers participating under the C.D. SMITH DRUG COMPANY EMPLOYEE STOCK OWNERSHIP PLAN. However, the Trustee will maintain separate records of account in order to reflect properly each Participant's Accrued Benefit derived from each participating Employer.

                                      1.4

     1.20 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Plan distributes an annuity contract, the contract must be a Nontransferable Annuity.

     1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.22  "Code" means the internal Revenue Code of 1986, as amended.

     1.23 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. "Separation from Service" means the Employee no longer has an employment relationship with the Employer maintaining this Plan.

     1.24  "Hour of Service" means:

     (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

     (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

     (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period).
     The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg.
     (S)2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

     The Advisory Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this Section
1.24 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service. The Advisory Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

(A) Method of crediting Hours of Service. The Employer will credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the

                                      1.5
determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

(B) Maternity/paternity leave. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

     1.25 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a Participant to submit to a physical examination in order to confirm disability. The Advisory Committee will apply the provisions of this Section
1.25 in a nondiscriminatory, consistent and uniform manner.

     1.26 Service for Predecessor Employer. If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer.

     1.27 Related Employers. A related group is a controlled group of corporations (as defined in Code (S)414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code (S)414(c)) or an affiliated service group (as defined in Code (S)414(m) or in Code
(S)414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the Participation Test and the Coverage Test under Section 3.06(D), applying the limitations on allocations in Part 2 of Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. However, only an Employer described in Section 1.02 may contribute to the Plan and only an Employee employed by an Employer described in
Section 1.02 is eligible to participate in this Plan.

                                      1.6

     1.28 Leased Employees. The Plan treats a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code
(S)144(a)(3)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. If a Leased Employee is treated as an Employee by reason of this Section
1.25 of the Plan, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

(A) Safe harbor plan exception. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code (S)415(c)(3) plus elective contributions (as defined in Section 1.10).

(B) Other requirements. The Advisory Committee must apply this Section 1.28 in a manner consistent with Code (S)(S)414(n) and 414(o) and the regulations issued under those Code sections. The Advisory Committee will reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer.

     1.29 Determination of Top Heavy Status. If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The Top Heavy Ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Advisory Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code (S)416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code (S)416 and the regulations under that Code section.

     If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.29, taking into account all plans within the Aggregation Group. To the extent the

                                      1.7

Advisory Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee will calculate the present value of accrued benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code (S)416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his accrued benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code
(S)411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Advisory Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If an accredited plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code (S)416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

     Definitions.  For purposes of applying the provisions of this Section 1.29:

     (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code (S)415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code (S)415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code (S)318 (or the principles of that section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code (S)414(q) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code (S)416(i)(1) and the regulations under that Code section.

     (b) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.

     (c) "Compensation" means Compensation as determined under Section 1.07 for purposes of identifying Highly Compensated Employees.

     (d) "Required Aggregation Group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code (S)401(a)(4) or of Code (S)410.

                                      1.8

     (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code (S)401(a)(4) and of Code (S)410. The Advisory Committee will determine the Permissive Aggregation Group.

     (f) "Employer" means the Employer that adopts this Plan and any related employers described in Section 1.27.

     (g) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year. The "Determination Period" is the 5 year period ending on the Determination Date.

     1.30  Plan Maintained by More Than One Employer.

     (a) Treatment of Employers. If more than one employer maintains this Plan, then for purposes of determining Service and Hours of Service, the Plan Administrator will treat all Employers maintaining this Plan as a single employer.

     (b) Plan Allocations. The Plan Administrator must allocate all Employer contributions and forfeitures to each Participant in the Plan, in accordance with Article III, without regard to which contributing Employer employs the Participant. A Participant's Compensation includes Compensation from all participating Employers, irrespective of which Employers are contributing to the Plan.

     1.31 "Disqualified Person" shall have the meaning ascribed to that term under Code (S)4975(e)(2).

     1.32 "Employer Securities" means common stock issued by the Employer, or by a corporation which is a member of the same controlled group of corporations.

     1.33 "Exempt Loan" means a loan made to this Plan by a Disqualified Person, or a loan to this Plan which a Disqualified Person guarantees, provided the loan satisfies the requirements of Treas. Reg. (S)54.4975-7(b).

     1.34 "Leveraged Employer Securities" means Employer Securities acquired by the Trust with the proceeds of an Exempt Loan and which satisfy the definition of "qualifying employer securities" under Code (S)4975(e)(8).

                     * * * * * * * * * * * * * * * * * * *

                                      1.9

                      ARTICLE II - EMPLOYEE PARTICIPANTS

     2.01 Eligibility. Each Employee (other than an Excluded Employee) becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) immediately following the later of the date on which he completes one Year of Service or attains age 21. "Plan Entry Date" means the Effective Date and each January 1 and July 1. Each Employee who was a Participant in the Plan on the day before the Effective Date of this restated Plan will not continue as a Participant unless he has completed the conditions of this Section 2.01.

An Employee is an Excluded Employee if he is:

     A member of a collective bargaining unit, unless the collective bargaining agreement provides otherwise. An Employee is a member of a collective bargaining unit if he is included with a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers. The term "employee representatives" does not include an organization more than one half of the members of which are owners, officers or executives of the Employer.

     A nonresident alien who does not receive any earned income (as defined in Code (S)911(d)(2)) from the Employer which constitutes United States source income (as defined in Code (S)861(a)(31)).

     Certain Employees (including any 25% or more shareholders and any Employee who sells Employer stock in a Section 1042 sale) shall be excluded during the nonallocation period as further described in Section 10.03(A)(1) hereafter.

If a Participant has not incurred a Separation from Service but becomes an Excluded Employee, then during the period such a Participant is an Excluded Employee, the Advisory Committee will limit that Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if any, under the Plan by disregarding his Compensation paid by the Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 9.11.

If an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of Section 2.01 and would have been a Participant had he not been an Excluded Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with the Employer as an Excluded Employee for purposes of vesting credit under Article V.

     2.02 Year of Service - Participation. For purposes of an Employee's participation in the Plan under Section 2.01, the Plan takes into account all of his Years of Service with the Employer, except as provided in Section 2.03. "Year of Service" means an eligibility computation period during

                                      2.1
which the Employee completes not less than 1000 Hours of Service. The initial eligibility computation period is the first 12 consecutive month period measured from the Employment Commencement Date. The Plan measures subsequent periods by reference to the Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer.

     2.03 Break in Service - Participation. For purposes of participation in the Plan, the Plan does not apply any Break in Service rule.

     2.04 Participation upon Re-employment. A Participant whose employment with the Employer terminates will re-enter the Plan as a Participant on the date of his reemployment. An Employee who satisfies the Plan's eligibility conditions but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment. Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of Section 2.01.

                         * * * * * * * * * * * * * * *


                                      2.2

             ARTICLE III - EMPLOYER CONTRIBUTIONS AND FORFEITURES

Part 1. Amount of Employer Contributions and Plan Allocations: Sections 3.01 through 3.06

     3.01 Amount. For each Plan Year, the Employer will contribute to the Trust the amount which the Employer may from time to time deem advisable. The Employer may contribute to this Plan irrespective of whether it has net profits. The Employer intends the Plan to be an employee stock ownership plan for all purposes of the Code. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts. See Part 2 of this Article III.

     The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code (S)404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

     (a) The Employer made the contribution by mistake of fact; or

     (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

     Omission of Eligible Employee: If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after the close of the year has occurred, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount of the allocation which would have occurred on account of forfeitures or by the amount which the Employer would have contributed had the Participant not been omitted, or both. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

     Inclusion of Ineligible Employee: If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute an allocable amount in the Plan Year in which the discovery is made. It shall then be allocated to the eligible Participants' accounts, or, if such allocation cannot be made, then to a suspense account for future allocation to Participants.

     The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

                                      3.1

     The Employer may make its contribution in cash or in Employer Securities (valued at fair market value on the date of contribution) as the Employer from time to time may determine. Subject to the consent of the Trustee, the Employer may make its contribution in property rather than in cash or in Employer Securities, provided the contribution of property is not a prohibited transaction under the Code or under ERISA.

     3.02 Determination of Contribution. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

     3.03 Time of Payment of Contribution. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Plan within the time prescribed by the Code or applicable Treasury regulations.

     3.04  Contribution Allocation.

(A) Method of Allocation. Subject to any restoration required under Section 5.04, the Advisory Committee will allocate and credit each annual Employer contribution (and Participant forfeitures, if any) to the Account of each Participant who satisfies the conditions of Section 3.06.

     The Advisory Committee will make this allocation in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of this
Section 3.04(A), "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation will not exceed 3% of his Compensation for the Plan Year.

(B)  Top Heavy Minimum Allocation.

     (1) Minimum Allocation. If the Plan is top heavy in any Plan Year:

         (a) Each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.06; and

         (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code (S)401(a)(4) or the coverage rules of Code (S)410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

     (2) Special Definitions. For purposes of this Section 3.04(B), the term "Participant" includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because of his failure to make elective deferrals under a Code (S)401(k)

                                      3.2
arrangement or because of his failure to make mandatory employee contributions. For purposes of clause (b), "Compensation" means Compensation as defined in
Section 1.10, except: (i) Compensation does not include elective contributions;
(ii) any exclusions from Compensation (other than the exclusion of elective contributions) do not apply; and (iii) any modification to the definition of Compensation in Section 3.06 does not apply.

     (3) Determining Contribution Rates. For purposes of this Section 3.04(B), a Participant's contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for purposes of satisfying a Participant's top heavy minimum allocation in Plan Years beginning after December 31, 1988, a Participant's contribution rate does not include any elective contributions under a Code (S)401(k) arrangement nor any Employer matching contributions necessary to satisfy nondiscrimination requirements of Code (S)401(k) or of Code
(S)401(m). To determine a Participant's contribution rate, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.27) as a single plan.

     (4) No Allocations. If, for a Plan Year, there are no allocations of Employer contributions or forfeitures for any Key Employee, the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

     (5) Method of Compliance. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 3.04(B)(5). The Advisory Committee first will allocate the Employer contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the allocation formula under Section 3.04(A). The Employer then will contribute an additional amount for the Account of any Participant entitled under this Section 3.04(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under paragraph (3), is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

     3.05 Forfeiture Allocation. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Section 9.14, the Advisory Committee will allocate a Participant forfeiture in accordance with Section 3.04, as an Employer contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Employer contribution for that Plan Year. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the specified in Section 5.09, or, if applicable, until the time specified in Section 9.14. Except as provided under
Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit. In making a forfeiture allocation under this
Section 3.05, the Advisory Committee, must base forfeitures of Employer Securities upon the fair market value of the Employer Securities as of the Accounting Date of the forfeitures.

                                      3.3

     3.06 Accrual of Benefit. The Advisory Committee will determine the accrual of benefit (Employer Contributions and Participant forfeitures) on the basis of the Plan Year.

(A) Compensation Taken Into Account. In allocation an Employer contribution to a Participant's Account, the Advisory Committee, except for purposes of determining the top heavy minimum contribution under Section 3.04(B), will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

(B) Hours of Service Requirement. Subject to the top heavy minimum allocation requirement of Section 3.04(B), the Advisory Committee will not allocate any portion of an Employer contribution for a Plan Year to any Participant's Account if the Participant does not complete a minimum of 1000 Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

(C) Employment Requirement. A Participant who, during a particular Plan Year, completes the Hours of Service requirement under Section 3.06(B) will share in the allocation of Employer contributions and Participant forfeitures, if any, for that Plan Year without regard to whether he is employed by the Employer on the Accounting Date of that Plan Year.

(D) Suspension of Accrual Requirements. The Plan suspends the accrual requirements under Sections 3.06(B) and (C) if, for any Plan Year beginning after December 31, 1989, the Plan fails to satisfy the Participation Test or the Coverage Test. A Plan satisfies the Participation Test if, on each day of the Plan Year, the number of Employees who benefit under the Plan is at least equal to the lesser of 50 or 40% of the total number of Includible Employees as of such day. A Plan satisfies the Coverage Test if, on the last day of each quarter of the Plan Year, the number of Nonhighly Compensated Employees who benefit under the Plan is at least equal to 70% of the total number of Includible Nonhighly Compensated Employees as of such day. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described in the Code or by reason of the age and service requirements of Article II; and (2) any Employee who incurs a Separation from Service during the Plan Year and fails to complete at least 501 Hours of Service for the Plan Year. A "Nonhighly Compensated Employee" is an Employee who is not a Highly Compensated Employee and who is not a family member aggregated with a Highly Compensated Employee pursuant to Section
     1.07 of the Plan. For purposes of the Participation Test and the Coverage Test, an Employee is benefiting under the Plan on a particular date if, under Section 3.04, he is entitled to an allocation for the Plan Year.

     If this Section 3.06((D)) applies for a Plan Year, the Advisory Committee will suspend the accrual requirements for the Includible Employees who are Participants, beginning first with the Includible Employee(s) employed with the Employer on the last day of the Plan Year, then the Includible Employee(s) who have the latest Separation from Service during the Plan Year, and continuing to suspend in descending order the accrual requirements for each Includible Employee who incurred an earlier Separation from Service, from the latest to the earliest Separation from Service date, until the Plan satisfies both the Participation Test and the Coverage Test for the Plan Year. If two or more Includible Employees have a Separation from Service on the same day, the Advisory Committee will suspend the accrual requirements for all such Includible Employees, irrespective of whether the plan can satisfy the Participation Test and the Coverage Test by accruing

                                      3.4
benefits for fewer than all such Includible Employees. If the Plan suspends the accrual requirements for an Includible Employee, that Employee will share in the allocation of Employer contributions and Participant forfeitures, if any, without regarding to the number of Hours of Service he has earned for the Plan Year and without regard to whether he is employed by the Employer on the last day of the Plan Year.

Part 2.   Limitations on Allocations:  Sections 3.07 and 3.08

     3.07 Limitations on Allocations to Participants' Accounts. The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.07(B) ) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

(A) Estimation of Compensation. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

(B) Disposition of Excess Amount. If, pursuant to Section 3.07(A), or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

     (a) The Advisory Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent the return would reduce the Excess Amount.

     (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. The Participant may elect to limit his Compensation for allocation purposes to the extent necessary to reduce his allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.

                                      3.5

     (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary. Neither the Employer nor any Employee may contribute to the Plan for any Limitation Year in which the Plan is unable to allocate fully a suspense account maintained pursuant to this paragraph (c).

     (d) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

(C) Defined Benefit Plan Limitation. If the Participant presently participates, or has ever participated under a defined benefit plan maintained by the Employer, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for the Participant for that Limitation Year must not exceed 1.0. To the extent necessary to satisfy this limitation, the Employer will reduce its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

     3.08 Definitions - Article III. For purposes of Article III, the following terms mean:

     (a) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year, of (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code (S)401(k), excess aggregate contributions described in Code (S)401(m) and excess deferrals described in Code (S)402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.07. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code
     (S)415(l)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code (S)419A(d)(3)) under a welfare benefit fund (as defined in Code
     (S)419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

     "Annual Additions" do not include any Employer contributions applied by the Advisory Committee (not later than the due date, including extensions, for filing the Employer's Federal income tax return for the Plan Year) to pay interest (charged to a Participant's Account) on an Exempt Loan, and any Leveraged Employer Securities the Advisory Committee allocates as forfeitures; provided however, the provisions of this sentence do not apply in a Limitation Year for which the Advisory Committee allocates more than one-third (1/3) of the Employer contributions applied to pay principal and interest on an Exempt Loan to Highly Compensated Employee-Participants. The Advisory Committee may reallocate the Employer contributions in accordance with Section 3.04 to the Accounts of non-Highly

                                      3.6

     Compensated Employee-Participants to the extent necessary in order to satisfy this special limitation.

     (b) "Compensation" - For purposes of applying the limitations of Part 2 of this Article III, "Compensation" means Compensation as defined in Section 1.10, except Compensation does not include elective contributions and any exclusion from Compensation (other than the exclusion of elective contributions) does not apply.

     (c) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Code
     (S)415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. [The dollar amount of clause (i) will increase by the lesser of (1) 100% of the dollar amount in effect for the Limitation Year; or (2) the amount of the Employer Securities allocated to the Participant's Employer Securities Account as an Employer contribution for the Limitation Year. The immediately preceding sentence does not apply for any Limitation Year for which the Advisory Committee allocates more than one-third (1/3) of Employer contribution to Highly Compensated Employee Participants, nor to Limitation Years commencing after July 12, 1989.] If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000 limitation (or larger limitation) by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                      12

     (d) "Employer" - The Employer that adopts this Plan and any related employers described in Section 1.27. Solely for purposes of applying the limitations of Part 2 of this Article III, the Advisory Committee will determine related employers described in Section 1.27 by modifying Code
     (S)414(b) and (c) in accordance with Code (S)415(h).

     (e) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     (f) "Limitation Year" - The Plan Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

     (g) "Defined contribution plan" - A retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. Solely for purposes of the limitations of Part 2 of this Article III, the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Advisory Committee also will treat as a defined contribution plan an individual medical account (as defined in Code (S)415(l)(2)) included as part of a defined benefit plan maintained

                                      3.7
     by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code (S)419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code (S)419A(d)(3)).

     (h) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Advisory Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

     (i) "Defined benefit plan fraction" -

 Projected annual benefit of the Participant under the defined benefit plan(s)
 -----------------------------------------------------------------------------
 The lesser of (i) 125% (subject to the "100% limitation" in paragraph (1)) of dollar limitation in effect under Code (S) 415(b)(1)(A) for the Limitation
      Year, or (ii) 140% of the Participant's average Compensation for his high three (3) consecutive Years of Service


     To determine the denominator of this fraction, the Advisory Committee will make any adjustment required under Code (S)415(b) and will determine a Year of Service as a Plan Year in which the Employee completed at least 1,000 Hours of Service. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his normal retirement age (or current age, if later) as stated in the defined benefit plan, his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

     Current Accrued Benefit. If the Participant accrued benefits in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the dollar limitation used in the denominator of this fraction will not be less than the Participant's Current Accrued Benefit. A Participant's Current Accrued Benefit is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1, 1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This Current Accrued Benefit rule applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code (S)415 as in effect at the end of the 1986 Limitation Year.

     (j) "Defined contribution plan fraction" -

   The sum, as of the close of the Limitation Year, of the Annual Additions to the Participant's Account under the defined contribution plan(s)
      ------------------------------------------------------------------
           The sum of the lesser of the following amounts determined
       for the Limitation Year and for each prior Year of Service with the Employer: (i) 125%

                                      3.8

 (subject to the "100% limitation" in paragraph (1)) of the dollar limitation in effect under Code (S)415(c)(1)(A) for the Limitation Year
         (determined without regard to the special dollar Limitations for employee stock ownership plans), or (ii) 35% of the
              Participant's Compensation for the Limitation Year

     For purposes of determining the defined contribution fraction, the Advisory Committee will not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Employee contributions as Annual Additions. If the Plan satisfied Code (S)415 for Limitation Years beginning prior to January 1, 1987, the Advisory Committee will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year, in accordance with this Section 3.19. If the sum of the redetermined fractions exceeds 1.0, the Advisory Committee will subtract permanently from the numerator of the defined contribution plan fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the Advisory Committee must disregard any accrued benefit under the defined benefit plan which is in excess of the Current Accrued Benefit. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

     (k) "100% Limitation." If the 100% limitation applies, the Advisory Committee must determine the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction by substituting 100% for 125%. The 100% limitation applies only if: (i) the Plan's top heavy ratio exceeds 90%; or (ii) the Plan's top heavy ratio is greater than 60%, and the Employer does not provide extra minimum benefits which satisfy Code (S)416(h)(2).

                              * * * * * * * * * *

                                      3.9

                    ARTICLE IV - PARTICIPANT CONTRIBUTIONS


     4.01 Participant Voluntary Contributions. The Plan does not permit nor require Participant voluntary contributions.

     4.02 Participant Rollover Contributions. The Plan does not permit Participant rollover contributions.


                                      4.1

           ARTICLE V - TERMINATION OF SERVICE - PARTICIPANT VESTING

     5.01 Normal Retirement Age. A Participant's Normal Retirement Age is 65 years of age. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date).

     5.02 Participant Disability or Death; Plant Shutdown or Sale or a Substantial Reduction in Workforce. If a Participant's employment with the Employer terminates as a result of death or disability, the Participant's Accrued Benefit derived from Employer contributions will be 100% Nonforfeitable. Additionally, if and to the extent that the Employer so determines in its sole discretion, a Participant's interest in his Employer Contributions Account may become 100% Nonforfeitable in the event that the Participant's employment is terminated due to a plant shutdown or sale or in the event of a substantial reduction in the workforce of the Employer.

     5.03 Vesting Schedule. Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions equals the percentage in the following vesting schedule:

                                                Percent of
          Years of Service               Nonforfeitable Interest
          ----------------               -----------------------

          Less than 5............                  0%
          5 or more .............                  100%

     With respect to Plan Years for which the Plan is top heavy, the Advisory Committee will calculate a Participant's Nonforfeitable Percentage under the following schedule:

                          TOP HEAVY VESTING SCHEDULE
                          --------------------------

                                                Percent of
          Years of Service               Nonforfeitable Interest
          ----------------               -----------------------

          Less than 2 ...........        0%
          2 .....................        20%
          3 .....................        40%
          4 .....................        60%
          5 .....................        80%
          6 or more..............        100%

     A Participant's Nonforfeitable Accrued Benefit will never be less than the lesser of $25.00 or his entire Accrued Benefit, even if the application of the vesting schedule would result in a smaller Nonforfeitable Accrued Benefit.

     5.04 Cash-Out Distributions to Partially-Vested Participants/ Restoration of Forfeited Accrued Benefit. If, pursuant to Article VI, a partially-vested Participant receives a cash-out


                                      5.1
distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Accrued Benefit derived from Employer contributions. See Section 5.09. A partially-vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

(A) Restoration and Conditions upon Restoration. A partially-vested Participant who is re-employed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration by reason of the conditions of this Section 5.04(A). If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee, subject to the conditions of this Section 5.04(A), must restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code (S)411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Advisory Committee will not restore a re-employed Participant's Accrued Benefit under this paragraph if:

     (1) 5 years have elapsed since the Participant's first re-employment date with the Employer following the cash-out distribution; or

     (2)  The Participant incurred a Forfeiture Break in Service (as defined in
     Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

(B) Time and Method of Restoration. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

     (1) First, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under Section 3.05;

     (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

     (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

     To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of
Section 3.01, the additional amount necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory

                                      5.2

Committee must restore the Accrued Benefit of more than one re-employed Participant, then the Advisory Committee will make the restoration allocations to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Advisory Committee will not take into account any allocation under this Section 5.04 in applying the limitation on allocations under Part 2 of Article III.

(C) 0% Vested Participant. The deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. Under the deemed cash-out rule, the Advisory Committee will treat the 0% vested Participant as having received a cash-out distribution on the date of the Participant's Separation from Service or, if the Participant's Account is entitled to an allocation of Employer contributions for the Plan Year in which he separates from Service, on the last day of that Plan Year. For purposes of applying the restoration provisions of this Section 5.04, the Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer.

     5.05 Segregated Account for Repaid Amount. Until the Advisory Committee restores the Participant's Accrued Benefit, as described in Section 5.04, the Trustee will invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Advisory Committee restores the Participant's Accrued Benefit, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. Unless the repayment qualifies as a rollover contribution, the Advisory Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Advisory Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment.

     5.06 Year of Service - Vesting. For purposes of vesting under Section 5.03, Year of Service means any Plan Year during which an Employee completes not less than 1,000 Hours of Service with the Employer.

     5.07 Break In Service - Vesting. For purposes of this Article V, a Participant incurs a "Break in Service" if during any Plan Year he does not complete more than 500 Hours of Service with the Employer.

     5.08  Included Years of Service - Vesting.

(A) Included Years of Service. For purposes of determining "Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer, except:

     (1) Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

                                      5.3

     (2) Any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service does not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

     (3) Any Year of Service earned prior to the effective date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision adopted and in effect before January 1, 1974.

(B) Forfeiture Break in Service. For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

     5.09 Forfeiture Occurs. A Participant's forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

     (a) The last day of the vesting computation period in which the Participant first incurs a Forfeiture Break in Service; or

     (b)  The date the Participant receives a cash-out distribution.

     The Advisory Committee determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant will not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.14.

                              * * * * * * * * * *

                                      5.4

              ARTICLE VI - TIME AND METHOD OF PAYMENT OF BENEFITS

     6.01 Time of Payment of Accrued Benefit. Unless, pursuant to Section 6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500 and the Participant has not attained the later of Normal Retirement Age or age 62. Furthermore, the Participant's spouse also must consent, in writing, to any distribution, for which Section 6.04 requires the spouse's consent. For all purposes of this Article VI, the term "Annuity Starting Date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. A Distribution Date under this
Article VI, unless otherwise specified within the Plan, is the 60th day of the Plan Year, or as soon as administratively practicable following a distribution date. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $3,500, the Advisory Committee must treat that present value as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

(A) Separation from Service For a Reason Other Than Death.

     (1) Participant's Nonforfeitable Accrued Benefit Not Exceeding $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum as soon as administratively practicable following the close of the Plan Year in which the Participant's Separation from Service occurs, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant is partially vested in his Accrued Benefit, the distribution described in the preceding sentence may not occur earlier than the date the Participant incurs a Forfeiture Break in Service, subject to the requirement to make distribution no later than the 60th day following the Participant's attainment of Normal Retirement Age.

     (2) Participant's Nonforfeitable Accrued Benefit Exceeds $3,500. If the Participant's Separation from Service is for any reason other than death, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Nonforfeitable Accrued Benefit in a form and at the time elected by the Participant, pursuant to Section 6.03 and Section 6.05 (as to distributions of Employer Securities). In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.04), on the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; (b) the Participant attains age 62; or (c) the Participant's Separation from Service.

     (3) Disability. If the Participant's Separation from Service is because of his disability, the Advisory Committee will direct the Trustee to pay the Participant's Nonforfeitable Accrued Benefit in lump sum, as soon as administratively feasible after the Participant's Separation from Service, subject to the notice and consent requirements of this Article VI and to the applicable mandatory commencement dates described in Paragraph (1) or in Paragraph (2).

                                      6.1

(B) Required Beginning Date. If any distribution commencement date described under Paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution on the Participant's Required Beginning Date. A Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attain age 70 1/2. However, if the Participant, prior to incurring a Separation from Service, attained age 70 1/2 by January 1, 1988, and, for the five Plan Year period ending in the calendar year in which he attained age 70 1/2, and for all subsequent years, the Participant was not a more than 5% owner, the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the April 1 following the close of the calendar year in which the Participant becomes a more than 5% owner. Furthermore, if a Participant who was not a more than 5% owner attained age 70 1/2 during 1988 and did not incur a Separation from Service prior to January 1, 1989, his Required Beginning Date is April 1, 1990. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.04) unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

(C) Death of the Participant. The Advisory Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death. Subject to the requirements of
Section 6.04, the Advisory Committee will determine the death benefit by reducing the Participant's Nonforfeitable Accrued Benefit by any security interest the Plan has against that Nonforfeitable Accrued Benefit by reason of an outstanding Participant loan.

     (1) Deceased Participant's Nonforfeitable Accrued Benefit Does Not Exceed $3,500. The Advisory Committee, subject to the requirements of Section 6.04, must direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit in a single cash sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

     (2) Deceased Participant's Nonforfeitable Accrued Benefit Exceeds $3,500. The Advisory Committee will direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the form elected by the Participant or, if applicable by the Beneficiary, as permitted under this
Article VI. In the absence of an election, subject to the requirements of
Section 6.04, the Advisory Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Advisory Committee receives notification of or otherwise confirms the Participant's death.

     If the death benefit is payable in full to the Participant's surviving spouse, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form (other than a joint and survivor annuity) this Article VI would permit for a Participant.

(D) Default on a Loan. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to Section 9.04, the Plan treats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit.

                                      6.2

     6.02 Method of Payment of Accrued Benefit. Subject to the annuity distribution requirements, if any, prescribed by Section 6.04, and any restrictions prescribed by Section 6.03, a Participant or Beneficiary may elect distribution as follows, subject to Section 10.08, and the other applicable rules herein:

     (i) If the Participant's benefit is $3,500 or less, the Trustee will pay the entire benefit in cash in one lump sum payment as soon as administratively practicable after the first day of the third month of the Plan Year following the Plan Year in which the Participant separates from service.

     (ii) If the Participant's benefit is greater than $3,500, upon the Participant's written consent, the Trustee will pay the benefit in five substantially equal annual installments beginning as soon as administratively practicable after the first day of the sixth Plan Year following the Plan Year in which the Participant separates from service, pursuant to Section 6.05.

          Special Option For Participants Employed Prior to January 1, 1994:
          Each Participant whose original date of employment was prior to January 1, 1994, and whose Nonforfeitable Accrued Benefit exceeds $3,500, may elect to have the Trustee distribute his entire benefit, in one cash payment, as soon as administratively feasible following his Separation from Service. Any Participant who elects this special option and whose account receives an allocation of the Employer's contribution for the plan year in which he separates from service, shall receive an additional distribution of such additional allocation in the first plan year following his separation from service. If this special option is not elected, distribution to such Participant shall be paid pursuant to Section 6.05.

     The Employer retains the discretion to eliminate, with respect to all participants, either the lump sum or installment distribution options provided in this Section 6.02.

     The distribution options permitted under this Section 6.02 are available only if the present value of the Participant Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500. To facilitate installment payments under this Article VI, the Advisory Committee may direct the Trustee to segregate all or any part of the Participant's Accrued Benefit in a separate Account. The Trustee will invest the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated Account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. A Participant or Beneficiary may elect to receive an installment distribution in the form of a Nontransferable Annuity Contract. Under an installment distribution, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all, or any portion, of the Participant's unpaid Nonforfeitable Accrued Benefit, subject to the requirements of Section 6.04.

(A) Minimum Distribution Requirements for Participants. The Advisory Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code (S)401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the Participant's life

                                      6.3
expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code (S)401(a)(9) regulations). The Advisory Committee will increase the Participant's Nonforfeitable Accrued Benefit, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Advisory Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. (S)1.72-9. The Advisory Committee, only upon the Participant's written request, will compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

     If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Advisory Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the Minimum Distribution Incidental Benefit ("MDIB") requirement in the Treasury regulations issued under Code (S)401 (a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB; factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Advisory Committee must determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

     The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date occurs, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code (S)401(a)(9) and the applicable Treasury regulations.

(B) Minimum Distribution Requirements for Beneficiaries. The method of distribution to the Participant's Beneficiary must satisfy Code (S)401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his Required Beginning Date or, if earlier, the date the Participant commences an irrevocable annuity pursuant to Section 6.04, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date and the Participant had not commenced an irrevocable annuity

                                      6.4
pursuant to Section 6.04, the method of payment to the Beneficiary, subject to
Section 6.04, must provide for completion of payment to the Beneficiary over a period not exceeding: (i)5 years after the date of the Participant's death; or
(ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The Advisory Committee may not direct payment of the Participant's Nonforfeitable Accrued Benefit over a period described in clause (ii) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Trustee will make distribution in accordance with clause (ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. (S)1.72-9 for purposes of applying this paragraph. The Advisory Committee, only upon the written request of the Participant or of the Participant's surviving spouse, will recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a nonspouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Advisory Committee will apply this paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Advisory Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

     6.03 Benefit Payment Elections. Not earlier than 90 days, but not later than 30 days, before the Participant's annuity starting date, the Advisory Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains the later of Normal Retirement Age or age 62.

     If a Participant or Beneficiary makes an election prescribed by this
Section 6.03, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.03 is subject to the requirements of Section
6.02 and of Section 6.04. The Participant or Beneficiary must make an election under this Section 6.03 by filing his election with the Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article VI.

(A) Participant Elections After Separation from Service. Distributions of Employer Securities shall be made pursuant to Sections 6.02 and 6.05 and the other applicable rules herein. In addition, the Participant may elect to have the Trustee commence distribution as of any distribution date following his attainment of the normal retirement age of 65. The Participant may reconsider an election at any time prior to the annuity starting date and elect to commence distribution as of any other distribution date, but not earlier than the date described in the first sentence of this Paragraph (A). Following his attainment of Normal Retirement Age, a Participant who has separated from Service may elect distribution as of any distribution date, irrespective of the restrictions otherwise applicable under this Section 6.03(A). If the Participant is partially-vested in his Accrued Benefit, the Participant's earliest distribution date under this Paragraph (A) is the first distribution date after the Participant incurs a Forfeiture Break in Service (as defined in Section 5.08).

                                      6.5

(B) Participant Elections Prior to Separation from Service. During his employment with the Employer, the Participant does not have any right to commence distribution of his Nonforfeitable Accrued Benefit for any reason, unless required by Section 6.01(B).

(C) Death Benefit Elections. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit in a form and within a period permitted under Section 6.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

     6.04 Annuity Distributions to Participants and Surviving Spouses. The joint and survivor annuity requirements of the Code do not apply to this Plan. The Plan does not provide any life annuity distributions to Participants. A transfer agreement described in Section 13.05 may not permit a plan which is subject to the provisions of Code (S)417 to transfer assets to this Plan.

     6.05 Special Distribution and Payment Requirements. Unless the Participant elects in writing to have the Trustee apply other distribution provisions of the Plan, or unless other distribution provisions of the Plan require earlier distribution of the Participant's Accrued Benefit, the Trustee must distribute the portion of the Participant's Accrued Benefit attributable to Employer Securities (the "Eligible Portion") no later than the time prescribed by this
Section 6.05, irrespective of any other provision of the Plan. The distribution provisions of this Section 6.05 are subject to the consent and other requirements of Articles V and VI of the Plan. But, for purposes of this Section 6.05, Employer Securities do not include any Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

     (a) If the Participant separates from Service by reason of the attainment of Normal Retirement Age, death, or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the Plan Year in which the applicable event occurs.

     (b) If the Participant separates from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or disability, the Advisory Committee will direct the Trustee to commence distribution of the Eligible Portion not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separated from Service. If the Participant resumes employment with the Employer on or before the last day of the fifth Plan Year following the Plan Year of his separation from Service, the mandatory distribution provisions of this paragraph (b) do not apply.

     (c) The Advisory Committee will direct the Trustee to make distributions required under this Section 6.05 over a period not exceeding five years. If a Participant's Eligible Portion exceeds $500,000, the maximum payment period, subject to a contrary election by the Participant for a longer payment period, is five years plus one additional year (but no more than five additional years) for each $100,000 (or fraction of $100,000) by which the Eligible Portion exceeds $500,000, as indexed by the applicable cost of living adjustment. The Advisory Committee will apply this Section 6.05 by adjusting the $500,000 and $100,000 limitations by the adjustment factor prescribed by the Secretary of the Treasury under Code (S)415(d). In no event will the distribution period exceed the period permitted under
     Section 6.02 of the Plan.

     6.06 [Reserved].

                                      6.6

     6.07 Distributions under Domestic Relations Orders. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a Qualified Domestic Relations Order (as defined in Code (S)414(p)). The Plan specifically does not permit distribution to an alternate payee under a qualified domestic relations order prior to the Participant's attainment of earliest retirement age (as defined under Code (S)414(p)) under the Plan. Nothing in this Section 6.07 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

     The Advisory Committee must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Advisory Committee promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Advisory Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Advisory Committee must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

     If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Advisory Committee is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of the amounts payable. If the Advisory Committee determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Advisory Committee does not make its determination of the qualified status of the order within the 18-month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Advisory Committee later determines the order is a qualified domestic relations order.

     To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Advisory Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Section
6.07 by separate benefit checks or other separate distribution to the alternate payee(s).

                              * * * * * * * * * *

                                      6.7

               ARTICLE VII - EMPLOYER ADMINISTRATIVE PROVISIONS

     7.01 Information to Advisory Committee. The Employer must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee are conclusive as to all persons.

     7.02 No Liability. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee (unless the Employer is the Advisory Committee).

     7.03 Indemnity of Certain Fiduciaries. The Employer indemnifies and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust or Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator or any Advisory Committee member from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 7.03, provided the letter agreement must be consistent with and does not violate ERISA. The indemnification provisions of this Section 7.03 extend to the Trustee (or to a Custodian, if any) solely to the extent provided by a letter agreement executed by the Trustee (or Custodian) and the Employer.

     7.04 Employer Direction of Investment. The Employer has the right to direct the Trustee with respect to the investment and reinvestment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer must execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction as respects the investment or re-investment of any part of the Trust Fund.

     7.05 Amendment to Vesting Schedule. Though the Employer reserves the right to amend the vesting schedule at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.

                                      7.1

     If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least 5 Years of Service with the Employer. The Participant must file his election with the Advisory Committee within 60 days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Advisory Committee, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 7.05 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this
Section 7.05, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit.

                              * * * * * * * * * *

                                      7.2

             ARTICLE VIII - PARTICIPANT ADMINISTRATIVE PROVISIONS

     8.01 Beneficiary Designation. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Nonforfeitable Accrued Benefit (including any life insurance proceeds payable to the Participant's Account) in the event of his death and the Participant may designate the form and method of payment. The Advisory Committee will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

     A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents, in writing, to the Beneficiary designation. The spouse's consent must acknowledge the effect of that consent and a notary public or the Plan Administrator (or his representative) must witness that consent. The spousal consent requirements of this paragraph do not apply if: (1) the Participant and his spouse are not married throughout the one year period ending on the date of the Participant's death; (2) the Participant's spouse is the Participant's sole primary beneficiary; (3) the Plan Administrator is not able to locate the Participant's spouse; (4) the Participant is legally separated or has been abandoned (within the meaning of State law) and the Participant has a court order to that effect; or (5) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

     8.02 No Beneficiary Designation/Death of Beneficiary. If a Participant fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee will pay the Participant's Nonforfeitable Accrued Benefit in accordance with Section 6.02 in the following order of priority to:

     (a) The Participant's surviving spouse;

     (b) The Participant's surviving children, including adopted children, in equal shares;

     (c) The Participant's surviving parents, in equal shares; or

     (d)  The Participant's estate.

     If the Beneficiary does not predecease the Participant, but dies prior to distribution of the Participant's entire Nonforfeitable Accrued Benefit, the Trustee will pay the remaining Nonforfeitable Accrued Benefit to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise. The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.

     8.03 Personal Data to Advisory Committee. Each Participant and each Beneficiary of a deceased Participant must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and

                                      8.1
information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his failure to comply with its request.

     8.04 Address for Notification. Each Participant and each Beneficiary of a deceased Participant must file with the Advisory Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Advisory Committee, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

     8.05 Assignment or Alienation. Subject to Code (S)414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

     8.06 Notice of Change in Terms. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

     8.07 Litigation against the Trust. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

     8.08 Information Available. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator must furnish him with a copy of any item listed in this Section
8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

     8.09 Appeal Procedure for Denial of Benefits. A Participant or a Beneficiary ("Claimant") may file with the Advisory Committee a written claim for benefits, if the Participant or Beneficiary determines the distribution procedures of the Plan have not provided him his proper Nonforfeitable Accrued Benefit. The Advisory Committee must render a decision on the claim within 60 days of the Claimant's written claim for benefits. The Plan Administrator must provide adequate notice in writing to the Claimant whose claim for benefits under the Plan the Advisory Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

     (a) The specific reason for the denial;

     (b) Specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

                                      8.2

     (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed: and

     (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within 75 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Advisory Committee in writing within the 75-day period will render the Advisory Committee's determination final, binding and conclusive.

     If the Claimant should appeal to the Advisory Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent Plan documents. The Advisory Committee will re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee must advise the Claimant of its decision within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60-day limit unfeasible, but in no event may the Advisory Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

     The Plan Administrator's notice of denial of benefits must identify the name of each member of the Advisory Committee and the name and address of the person to whom the Claimant may forward his appeal.

     8.1 Account Diversification. Except as provided in this Section 8.10, a Participant does not have the right to direct the Trustee with respect to the investment or re-investment of the assets comprising the Participant's individual Account. Each Qualified Participant may direct the Trustee as to the investment of 25% of the value of the Participant's Accrued Benefit attributable to Employer Securities (the "Eligible Accrued Benefit") within 90 days after the Accounting Date of each Plan Year (to the extent a direction amount exceeds the amount to which a prior direction under this Section 8.10 applies) during the Participant's Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, the Trustee will substitute "50%" for "25%" in the immediately preceding sentence. The Qualified Participant must make his direction to the Trustee in writing, the direction may be effective no later than 180 days after the close of the Plan Year to which the direction applies, and the direction must specify which, if any, of the investment options the Participant selects.

     A Qualified Participant may choose one of the following investment options:

     (a) The distribution of the portion of his Eligible Accrued Benefit covered by the election. The Trustee will make the distribution within 90 days after the last day of the period during which the Qualified Participant may make the election. The provisions of this Plan applicable to a distribution of Employer Securities, including the put option requirements of Article XI, apply to this investment option.

     (b) The direct transfer of the portion of his Eligible Accrued Benefit covered by the election to another qualified plan of the Employer which accepts such transfers, but only if the transferee plan permits employee-directed investment and does not invest in Employer

                                      8.3

     Securities to a substantial degree. The Trustee will make the direct transfer no later than 90 days after the last day of the period during which the Qualified Participant may make the election.

     For purposes of this Section 8.10, the following definitions apply:

     (i) "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan. A"year of participation" means a Plan Year in which the Participant was eligible for an allocation of Employer contributions, irrespective of whether the Employer actually contributed to the Plan for that Plan Year.

     (ii) "Qualified Election Period" means the 6-Plan-Year period beginning with the Plan Year in which the Participant and becomes a Qualified Participant.

     A Participant's right under this Section 8.10 to direct the investment of his Account applies solely to Employer Securities acquired by the Plan after December 31, 1986.

                                   **********

                                      8.4

           ARTICLE IX - ADVISORY COMMITTEE - DUTIES WITH RESPECT TO
                            PARTICIPANTS' ACCOUNTS

     9.01 Members' Compensation, Expenses. The Employer must appoint an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. In the absence of an Advisory Committee appointment, the Plan Administrator assumes the powers, duties and responsibilities of the Advisory Committee. The members of the Advisory Committee will serve without compensation for services as such, but the Employer will pay all expenses of the Advisory Committee, except to the extent the Trust properly pays for such expenses, pursuant to Article X.

     9.02 Term. Each member of the Advisory Committee serves until the appointment of his successor.

     9.03 Powers. In case of a vacancy in the membership of the Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Advisory Committee pending the filing of the vacancy.

     9.04  General. The Advisory Committee has the following, powers and duties:

     (a) To select a Secretary, who need not be a member of the Advisory Committee;

     (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

     (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

     (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

     (e) To direct the Trustee as respects the crediting and distribution of the Trust;

     (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

     (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

     (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

     (i) To engage the services of an Investment Manager or Managers (as defined in ERISA (S)3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

                                      9.1

     (j) To establish and maintain a funding standard account and to make credits and charges to the account to the extent required by and in accordance with the provisions of the Code;

     (k) To prepare or to assist the Trustee with the preparation of such Direction Statements, disclosure statements or other materials as may be necessary or appropriate in connection with the exercise by Participants of the voting rights described in Section 10.15 hereof; and

     (l) To direct the Trustee with respect to the purchase and sale of Employer Securities, as more fully described in Section 10.03[A](1).

     The Advisory Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

     9.05 Funding Policy. The Advisory Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

     9.06 Manner of Action. The decision of a majority of the members appointed and qualified controls.

     9.07 Authorized Representative. The Advisory Committee may authorize any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

     9.08 Interested Member. No member of the Advisory Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee.

     9.09 Individual Accounts. The Advisory Committee will maintain, or direct the Trustee to maintain, a separate Account, or multiple separate Accounts; in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan. The Advisory Committee must maintain one Account designated as the Employer Securities Account to reflect a Participant's interest in Employer Securities held by the Trust and another Account designated as the General Investments Account to reflect the Participant's interest in the Trust Fund attributable to assets other than Employer Securities. If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service (as defined in Section 5.08(B)), the Advisory Committee, or the Trustee, must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable.

     The Advisory Committee will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section 9.11. The Advisory Committee may direct the Trustee to maintain a temporary segregated investment Account

                                      9.2
in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 9.11. The Advisory Committee shall maintain records of its activities.

     9.10 Value of Participant's Accrued Benefit. The value of each Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account bears to the total net credit balance in the Accounts of all Participants. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit is its value as of the Accounting Date immediately preceding the date of the distribution; provided, however, that if there has been a special valuation of Employer Securities between an Accounting Date and a distribution date, the value of Employer Securities for distribution purposes shall be the value as of the date of such valuation. A special valuation of Employer Securities shall not be treated as a "valuation date" for purposes of
Section 9.11.

     9.11 Allocation and Distribution of Net Income Gain or Loss. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under Section 10.14. As of each valuation date, the Advisory Committee must adjust General Investment Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

          [A]. Employer Securities Account. As of the Accounting Date of each Plan Year, the Advisory Committee first will reduce Employer Securities Accounts for any forfeitures arising under Section 5.09 and then will credit the Employer Securities Account maintained for each Participant with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his Employer Securities Account. The Advisory Committee will allocate Employer Securities acquired with an Exempt Loan under Section 10.03[C] in accordance with that Section, subject, however, to the provisions of paragraph [C] of this section 9.11. Except as otherwise specifically provided in
Section 10.03[C], the Advisory Committee will base allocations to the Participants' Accounts on dollar values expressed as shares of Employer Securities or on the basis of actual shares where there is a single class of Employer Securities. In making a forfeiture reduction under this Section 9.11, the Advisory Committee, to the extent possible, first must forfeit from a Participant's General Investments Account before making a forfeiture from his Employer Securities Account.

          [B]. General Investments Account. The allocation provisions of this paragraph apply to all Participant General Investment Accounts other than segregated investment Accounts. The Advisory Committee First will adjust the Participant General Investment Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under Section 5.09 or under Section 9.14, for amounts charged during the valuation period to the Accounts in accordance with Section
9.13 (relating to distributions) and for the amount of any General Investment Account which the Trustee has fully distributed since the immediately preceding valuation date. The Advisory Committee then, subject to the restoration allocation requirements of Section 5.04 or Section 9.14, will allocate the net income, gain or loss pro rata to the adjusted Participant General Investment Accounts. The allocable net income, gain or loss, is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date. In making its allocations under this Section 9.11[B], the Advisory Committee will exclude Employer Securities allocated to Employer Securities Accounts, Employer Securities held in a Suspense Account, stock dividends on allocated

                                      9.3

Employer Securities and interest paid by the Trust on an Exempt Loan. The Advisory Committee will include as income (available for payment on an Exempt
Loan) any cash dividends on Employer Securities except cash dividends which the Advisory Committee has directed the Trustee to distribute in accordance with
Section 10.08 and cash dividends applied by the Trustee toward the payment of an Exempt Loan.

          [C] Dividends on Employer Securities. The Advisory Committee will allocate any cash dividends the Employer pays with respect to Employer Securities to the General Investments Accounts of Participants in the same ratio, determined on the dividend declaration date, that the Employer Securities allocated to a Participant's Employer Securities Account bear to the Employer Securities allocated to all Employer Securities Accounts. Notwithstanding the foregoing, the Advisory Committee will not allocate to the General Investments Accounts any cash dividends the Employer directs the Trustee to apply to the payment of an Exempt Loan nor any cash dividends the Advisory Committee directs the Trustee to distribute in accordance with Section 10.08. If the Employer directs the Trustee to apply cash dividends on Employer Securities to the payment of principal or interest on an Exempt Loan, then, to the extent the dividend is payable with respect to Employer Securities which are allocated to a Participant's Employer Securities Account, the Advisory Committee shall allocate to the Employer Securities Account of each such Participant, Employer Securities with a fair market value of not less than the amount of the dividends which were attributable to the Employer Securities allocated to the Employer Securities Account of such Participant.

          [D] Segregated Investment Accounts. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Advisory Committee must reduce a segregated Account for any forfeiture arising under Section 5.09 after the Advisory Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

          [E] Sale of Employer Securities. In the event the Trustee shall sell or otherwise dispose of Employer Securities held in the trust, then (i) any income, gain or loss realized with respect to Employer Securities which are allocated to Participant's Employer Securities Accounts shall be allocated as trust income, gain or loss to each Participant pro rata in accordance with such Participants' Employer Securities Accounts as of the last day of the calendar month preceding the month in which the sale or other disposition occurred; and
(ii) any income, gain or loss realized with respect to Employer Securities held in the Suspense Account shall be treated as trust income, gain or loss and, after the payment of any Exempt Loans [and any expenses eases described in
Section 10.05], shall be allocated among Participants pro rata in the proportion that each Participant's Account bears to the total of all Participants' Accounts as of the last day of the calendar month preceding the month in which the sale or other disposition occurred.

          [F] Additional Rules. An Excess Amount or suspense account described in Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 9.11. This Section 9.11 applies solely to the allocation of net income, gain or loss of the Trust. The Advisory Committee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

     9.12 Individual Statement. As soon as practicable after the Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA

                                      9.4
requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant.

     9.13 Account Charged. The Advisory Committee will charge a Participant's Account for all distributions made from that Account to the Participant, to his Beneficiary or to an alternate payee. The Advisory Committee also will charge a Participant's Account for any administrative expenses incurred by the Plan directly related to that Account.

     9.14 Unclaimed Account Procedure. The Plan does not require either the Trustee or the Advisory Committee to search for, or to ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Advisory Committee, by certified or registered mail addressed to his last known address of record with the Advisory Committee or the Employer, must notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 9.14 and otherwise must comply with the notice requirements of Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Advisory Committee within 6 months from the date of mailing of the notice, the Advisory Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section 3.05. A forfeiture under this paragraph will occur at the end of the notice period or, if later, the earliest date applicable Treasury regulations would permit the forfeiture. Pending forfeiture, the Advisory Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeitable Accrued Benefit in a segregated Account and to invest that segregated Account in Federally insured interest beaming savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

     If a Participant or Beneficiary who has incurred a forfeiture of his Accrued Benefit under the provisions of the first paragraph of this Section 9.14 makes a claim, at any time, for his forfeited Accrued Benefit, the Advisory Committee must restore the Participant's or Beneficiary's forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Employer contributes to enable the Advisory Committee to make the required restoration. The Advisory Committee must direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than 60 days after the close of the Plan Year in which the Advisory Committee restores the forfeited Accrued Benefit. The forfeiture revisions of this Section 9.14 apply solely to the Participant's or to the Beneficiary's Accrued Benefit derived from Employer contributions.

                              * * * * * * * * * *

                                      9.5

               ARTICLE X - CUSTODIAN/TRUSTEE, POWERS AND DUTIES

     10.01 Acceptance. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.

     10.02 Receipt of Contributions. The Trustee is accountable to the Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer, nor is obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

     10.03 Investment Powers.

(A) Trustee Powers. The Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset subject to Employer, Participant or Advisory Committee direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Advisory Committee. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

          (1) To invest the Trust Fund primarily in Employer Securities ("primarily" meaning the authority to hold and to acquire up to but not more than 100% of the Trust Fund in Employer Securities) and to invest any part or all of the Trust Fund in any common or preferred stocks open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind (with the exception of Employer Securities) constituting a diversification considered by law suitable for trust investments.

               Notwithstanding the foregoing, the Plan Administrator, or the Advisory Committee, if such responsibility shall have been delegated to the Plan Administrative Committee, shall assume the responsibility for the prudence in investments in Employer Securities directed by it, and the Plan Administrator or the Advisory Committee, as the case may be, shall have the full power to direct the Trustee to invest up to 100% of the assets of the Plan in Employer Securities (except with respect to assets transferred to the Plan as described in Section 4.03(i) hereof). If the Plan Administrator or the Advisory Committee, as the case may be, shall direct the Trustee to dispose of any Employer Securities under circumstances which require registration and/or qualification of such securities under applicable federal or state securities laws, then the Employer, at its own expense, shall take,

                                     10.1
     or cause to be taken, any and all such actions as may be necessary or appropriate in order to effect such registration and/or qualification.

          In the event an offer shall be received by the Trustee for the sale or other disposition of Employer Securities owned by the Trust, whether such offer shall be in the form of cash in exchange for such Employer Securities pursuant to a proposed purchase and sale, or for cash and/or other property pursuant to a proposed transfer, exchange, merger, consolidation or otherwise, the Advisory Committee shall direct the Trustee with respect to whether or not to accept such offer and to engage in such sale or other disposition of Employer Securities, provided that the consideration to be received by the Trust as a result of such sale or other disposition must be at least equal to the fair market value of such Employer Securities, as determined by an independent appraiser so long as such securities are not readily tradable on an established securities market, as of the date of such sale or other disposition (as determined in good faith by the Advisory Committee) and the direction of the Advisory Committee must be approved by the Board of Directors of the Employer. In the event that the Trustee is unable to make payments of principal and/or interest on an Exempt Loan when due, the Advisory Committee, with the approval of the board of directors of the Employer, may direct the Trustee to sell any Leveraged Securities that have not yet been allocated to Participants' Employer Securities Accounts or to obtain another Exempt Loan in an amount sufficient to make such payments.

               To the extent the Plan acquires Employer Securities in a sale to which Section 1042 of the Code applies, no portion of the assets of the Plan attributable to (or allocable in lieu of) such Employer Securities may accrue (or be allocated directly or indirectly) under any plan of the Employer meeting the requirements of Section 401(a) during the "non-allocation period" for the benefit of:

          (i) Any taxpayer who makes an election under Section 1042(a) with respect to Employer Securities;

          (ii) Any individual who is related to such a taxpayer (within the meaning of Section 267(b) of the Code); or

          (iii) Any other person who owns (after application of Section 318(a)) more than 25% of any class of outstanding stock of the Employer or of any corporation which is a member of the same controlled group of corporations, or the total value of any class of any outstanding stock of any such corporation.

For purposes of this paragraph, the term "non-allocation period" means the period beginning on the date of the Section 1042 transaction and ending on the later of the date which is 10 years after such transaction or the date of the plan allocation attributable to the final payment of the acquisition indebtedness occurred in connection therewith.

     (2) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest.

     (3) To invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a State, in any type of deposit of the Trustee (or of a

                                     10.2
bank related to the Trustee within the meaning of Code (S) 414(b)) at a reasonable rate of interest or in a common trust fund, as described in Code
(S) 584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee (or its affiliate, as defined in Code (S) 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.

     (4) Subject to the provisions of paragraph (1) of this Section 10.03(A) relating to Employer Securities, to purchase, manage, sell, convey, exchange, transfer, contract to sell, convey, exchange or transfer (whether pursuant to sale, exchange, merger, reorganization or otherwise), abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such consideration and on such terms and conditions as the Trustee decides.

     (5) Subject to the provisions of paragraph (l) of this Section 10.03(A) with respect to Employer Securities, to enter into any contract for the sale or other disposition of property held by the Trust, including Employer Securities, and to enter into any contract pursuant to which the Employer would be reorganized, recapitalized, consolidated with or merged with or into another entity, and to do and perform any and all acts and to execute any necessary documents associated therewith.

     (6) To credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Advisory Committee for any payment or distribution made by it in a good faith on the order or direction of the Advisory Committee.

     (7) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

     (8) To compromise, contest, arbitrate or abandon claims and demands, in its discretion.

     (9) Subject to the provisions of Section 10.15, to have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights.

     (10) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.

     (11) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.

                                     10.3

     (12) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

     (13) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

     (14) To file all tax returns required of the Trustee.

     (15) To furnish to the Employer, the Plan Administrator and the Advisory Committee an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Advisory Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

     (16) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

     (17) Subject to the provisions of Section 10.15, to vote all voting stock held by the Trust Fund as the Advisory Committee shall direct.

     (18) At the direction of the Employer, to apply any cash dividends with respect to Employer Securities toward the payment of an Exempt Loan, and at the direction of the Advisory Committee, to distribute cash dividends with respect to Employer Securities in accordance with Section 10.08.

     (19) To invest in key person life insurance on the life of any Participant(s) in the Plan.

(B) Participant Loans. This (S) 10.03[B] specifically authorizes the Trustee to make loans on a nondiscriminatory basis to a Participant but only if the Advisory Committee so provides in a separate writing, and in accordance with the loan policy established by the Advisory Committee, provided: (1) the loan policy satisfies the requirements of (S) 9.04; (2) any loan is adequately secured and bears a reasonable rate of interest; (3) the loan provides for repayment within a specified time; (4) the default provisions of the note prohibit offset of the Participant's Nonforfeitable Accrued Benefit prior to the time the Trustee otherwise would distribute the Participant's Nonforfeitable Accrued Benefit; (5) the amount of the loan does not exceed (at the time the Plan extends the loan) the present value of the Participant's Nonforfeitable Accrued Benefit; and (6) the loan otherwise conforms to the exemption provided by Code (S) 4975(d)(1).

(C) Exempt Loan. This (S) 10.03(C) specifically authorizes the Trustee to enter into an Exempt Loan transaction. The following terms and conditions will apply to any Exempt Loan.

                                     10.4

     (1) The Trustee will use the proceeds of the loan within a reasonable time after receipt only for any or all of the following purposes: (i) to acquire employer Securities, (ii) to repay such loan, or (iii) to repay a prior Exempt Loan. Except as provided under Article XI, no Employer Security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an employee stock ownership plan.

     (2) The interest rate of the loan may not be more than a reasonable rate of interest, as determined by the Advisory Committee.

     (3) Any collateral the Trustee pledges to the creditor must consist only of the assets purchased by the borrowed funds and those assets the Trust used as collateral on the prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

     (4) The creditor may have no recourse against the Trust under the loan except with respect to such collateral given for the loan, contributions (other than contributions of Employer Securities) that the Employer makes to the Trust to meet its obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings (including earnings on the sale of allocated Employer Securities and also of those in any Suspense Account) received during or prior to the year less such payments in prior years. The Advisory Committee and the Trustee must account separately for such contributions and earnings in the books of account of the Plan until the Trust repays the loan.

     (5) In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment scheduled of the loan.

     (6) The Trustee must add and maintain all assets acquired with the proceeds of an Exempt Loan in a suspense Account. In withdrawing assets from the suspense Account, the Trustee will apply the provisions of Treas. Reg. (S)(S) 54.4975-7(b)(8) and (15) as if all securities in the suspense Account were encumbered. Upon the payment of any portion of the loan, the Trustee will effect the release of assets in the suspense Account from encumbrances. For each Plan Year during the duration of the loan, the number of Employer Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be

                                     10.5
determined by applying the same fraction to each such class. The Advisory Committee will allocate assets withdrawn from the suspense Account to the Accounts of Participants who otherwise share in the allocation of the Employer's contribution for the Plan Year for which the Trustee has paid the portion of the loan resulting in the release of the assets. The Advisory Committee consistently will make this allocation as of each Accounting Date on the basis of non-monetary units, taking into account the relative Compensation of all such Participants for such Plan Year.

     (7) The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

     (8) Notwithstanding the fact this Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an exempt loan will continue after the Trustee repays the loan to be subject to the provisions of Treas. Reg. (S)(S) 54.4975-7(b)(4), (10), (11) and (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code (S) 409(h).

     10.04 Records and Statements. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, Advisory Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer, Plan Administrator or Advisory Committee may specify in writing. The Trustee must furnish the Plan Administrator or Advisory Committee with whatever information relating to the Trust Fund the Plan Administrator or Advisory Committee considers necessary.

     10.05 Fees and Expenses from Fund. The Trustee will receive reasonable annual compensation as may be agreed upon from time to time between the Employer and the Trustee. No person who is receiving full pay from the Employer may receive compensation for services as Trustee. The Trustee will pay from the Trust Fund all fees and expenses reasonably incurred by the Plan, and the Trustee in connection with the Plan (including but not limited to litigation expenses) to the extent such fees and expenses are for the ordinary and necessary administration and operation of the Plan, unless the Employer pays such fees and expenses. Any fee or expense paid, directly or indirectly, by the Employer is not an Employer contribution to the Plan, provided the fee or expense relates to the ordinary and necessary administration of the Fund.

     10.06 Parties to Litigation. Except as otherwise provided by ERISA, no Participant or Beneficiary is a necessary party or is required to receive notice of process in any court proceeding involving the Plan, the Trust Fund or any fiduciary of the Plan. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Advisory Committee, the Trustee, Custodian, Participants and Beneficiaries.

     10.07 Professional Agents. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

                                     10.6

     10.08 Distribution of Trust Fund; Valuation of Employer Securities. The Trustee will make all distributions of benefits under the Plan in Employer Securities valued at fair market value at the time of distribution as of the last Accounting Date unless a special valuation is required. The Trustee will pay in cash any fractional security share to which a Participant or his Beneficiary is entitled. In the event the Trustee is to make a distribution in shares of Employer Securities, the Trustee may apply any balance in a Participant's General Investments Account to provide whole shares of Employer Securities for distribution at the then fair market value.

          If the Employer's charter or bylaws restrict ownership of substantially all shares of Employer Securities to Employees and the Trust, as described in Code (S) 409(h)(2), the Trustee will make the distribution of a Participant's Accrued Benefit entirely in cash.

          Notwithstanding the preceding provisions of this (S) 10.08, the Trustee, if directed in writing by the Advisory Committee, will pay, in cash, any cash dividends on Employer Securities allocated, or allocable to Participants Employer Securities Accounts, irrespective of whether a Participant is fully vested in his Employer Securities Account. The Advisory Committee's direction must state whether the Trustee is to pay the cash dividend distributions currently, or within the 90 day period following the close of the Plan Year in which the Employer pays the dividends to the Trust. The Advisory Committee may request the Employer to pay dividends on Employer Securities directly to Participants.

     10.09 Distribution Directions. If no one claims a payment or distribution made from the Trust, the Trustee must promptly notify the Advisory Committee and then dispose of the payment in accordance with the subsequent direction of the Advisory Committee.

     10.10 Third Party/Multiple Trustees. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund or of any portion of the Trust Fund with respect to which such persons act as Trustee. However, the signature of only one Trustee is necessary to effect any transaction on behalf of the Trust.

     10.11 Resignation. The Trustee may resign its position at any time by giving 30 days' written notice in advance to the Employer and to the Advisory Committee. If the Employer fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee.

     10.12 Removal. The Employer, by giving 30 days' written notice in advance to the Trustee, may remove any Trustee. In the event of the resignation or removal of a Trustee, the Employer must appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

                                     10.7

     10.13 Interim Duties and Successor Trustee. Each successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and by filing the acceptance with the former Trustee and the Advisory Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Advisory Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

     10.14 Valuation of Trust. The Trustee must value the Trust Fund as of each Accounting Date to determine the fair market value of each Participant's Accrued Benefit in the Trust, and the Trustee also must value the Trust Fund on such other dates, as directed by the Advisory Committee. With respect to activities carried on by the Plan, an independent appraiser meeting requirements similar to those prescribed by Treasury regulations under Code (S) 170(a)(1) must perform all valuations of Employer Securities which are not readily tradeable on an established securities market.

     10.15 Participant Voting Direction Rights - Employer Securities. With respect to the voting of Employer Securities which are not part of a registration-type class of securities (as defined in Code (S) 409(e)(4)), a Participant has the right to direct the Trustee regarding the voting of such Employer Securities allocated to his Employer Securities Account with respect to any corporate matter which involves the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as the Treasury may prescribe in regulations. As to any Employer Securities allocated to the Participant's Employer Securities Account which are part of a registration-type class of securities or any Employer Securities which were acquired with the proceeds of a securities acquisition loan (as defined in Section 133(b) of the Code) made after July 10, 1989, the voting direction rights provided in this Section 10.15 extend to all corporate matters requiring a vote of stockholders. The Advisory Committee shall direct the Trustee with respect to the voting of Employer Securities which are not part of a registration-type class of securities and which are held by the suspense account (and not allocated to individual Participant Employer Securities Accounts) or which are so allocated but which are not directed as to voting by the respective Participant(s).

     10.16 Investment in Group Trust Fund. The Trustee, for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.

     10.17 Limitation on Liability - If Investment Manager Appointed. The Trustee is not liable for the acts or omissions of any Investment Manager or Managers the Advisory Committee may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Advisory Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

               *   *   *   *   *   *   *   *   *   *   *   *   *

                                     10.8

                ARTICLE XI - REPURCHASE OF EMPLOYER SECURITIES

     11.01 Put Option. The Employer will issue a "put option" to each Participant receiving a distribution of Employer Securities from the Trust. The put option will permit the Participant to sell the Employer Securities to the Employer, at any time during two option periods, at the current fair market value. The first put option period runs for a period of at least 60 days commencing on the date of distribution of Employer Securities to the Participant. The second put option period runs for a period of at least 60 days commencing after the new determination of the fair market value of Employer Securities by the Advisory Committee and notice to the Participant of the new fair market value. If a Participant (Beneficiary) exercises his put option, the Employer must purchase the Employer Securities at fair market value upon the terms provided under Section 11.04. The Employer may grant the Trust an option to assume the Employer's rights and obligations at the time a Participant exercises an option under this Section 11.01.

     11.02 Restriction on Employer Securities. Except upon the prior written consent of the employer, no Participant (or Beneficiary) may sell, assign, give, pledge, encumber, transfer or otherwise dispose of any Employer Securities now owned or subsequently acquired by him without complying with the terms of this
Article XI. If a Participant (or Beneficiary) pledges or encumbers any Employer Securities with the required prior written consent, any security holder's rights with respect to such Employer Securities are subordinate and subject to the rights of the Employer.

     11.03 Lifetime Transfer/Right of First Refusal. If any Participant (or Beneficiary) who receives Employer Securities under this Plan desires to dispose of any of his Employer Securities for any reason during his lifetime (whether by sale, assignment, gift or any other method of transfer), he first must offer the Employer Securities for sale to the Employer. The Advisory Committee may require a Participant (or Beneficiary) entitled to a distribution of Employer Securities to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for Employer Securities.

     In the case of an offer by a third party, the offer to the Employer is subject to all the terms and conditions set forth in Section 11.04 based on the price equal to the fair market value per share and payable in accordance with the terms of (S) 11.04 unless the selling price and terms offered to the Participant by the third party are more favorable to the Participant than the selling price and terms of Section 11.04, in the event the selling price and terms of the offer of the third party apply. The Employer must give written notice to the offering Participant of its acceptance of the Participant's offer within 14 days after the Participant has given written notice to the Employer or the Employer's rights under this Section 11.03 will lapse. The Employer may grant the Trust the option to assume the Employer's rights and obligations with respect to all or any part of the Employer Securities offered to the Employer under this (S) 11.03.

     11.04 Payment of Purchase Price. If the Employer (or the Trustee, at the direction of the Advisory Committee) exercises an option to purchase a Participant's Employer Securities pursuant to an offer given under Section 11.03, the purchaser(s) must make payment in lump sum or, if the distribution to the Participant (or to his Beneficiary) constitutes a Total Distribution, in substantially equal installments over a period not exceeding 5 years. A "Total Distribution" to a Participant (or to a Beneficiary) is the distribution, within one taxable year of the recipient, of the entire balance to the Participant's credit under the Plan. In the case of a distribution which is not a Total Distribution or which is a Total Distribution with respect to which the purchaser(s) will make payment in lump

                                     11.1
sum, the purchaser(s) must pay the Participant (or Beneficiary) the fair market value of the Employer Securities repurchased no later than 30 days after the date the Participant (or Beneficiary) exercises the option. In the case of a Total Distribution with respect to which the purchaser(s) will make installment payments, the purchaser(s) must make the first installment payment no later than 30 days after the Participant (or Beneficiary) exercises the put option. For installment amounts no paid within 30 days of the exercise of the put option, the purchaser(s) must evidence the balance of the purchase price by executing a promissory note, delivered to the selling Participant at the Closing. The note delivered at Closing must bear a reasonable rate of interest, determined as of the Closing Date, and the purchaser(s) must provide adequate security. The note must provide for equal annual installments with interest payable with each installment, the first installment being due and payable one year after the Closing Date. The note further must provide for acceleration in the event of 30 days' default of the payment on interest or principal and must grant to the maker of the note the right to repay the note in whole or in part at any time or times without penalty; provided however, the purchaser(s) may not have the right to make any prepayment during the calendar year or fiscal year of the Participant (Beneficiary) in which the Closing Date occurs.

     11.05 Notice. A person has given Notice permitted or required under this
Article XI when the person deposits the Notice in the United States mail, first class, postage prepaid, addressed to the person entitled to the Notice at the address currently listed for him in the records of the Advisory Committee. Any person affected by this Article XI has the obligation of notifying the Advisory Committee of any change of address.

     11.06 Terms and Definitions. For purposes of this Article XI:

     (a) "Fair market value" means the value of the Employer Securities (i) determined as of the date of the exercise of an option if the exercise is by a Disqualified Person, or (ii) in all other cases, determined as of the most recent Accounting Date. The Advisory Committee must determine fair market value of Employer Securities for all purposes of the Plan by engaging the services of an independent appraiser. See (S) 10.14.

     (b) "Notice" means any offer, acceptance of an offer, payment or any other communication.

     (c) "Beneficiary" includes the legal representative of a deceased Participant.

     (d) "Closing" means the place, date and time ("Closing Date") to which the selling Participant (or his Beneficiary) and purchaser may agree for purposes of a sale and purchase under this Article XI, provided Closing must take place not later than 30 days after the exercise of an offer under
     (S) 11.01.

               *   *   *   *   *   *   *   *   *   *   *   *   *

                                     11.2

                          ARTICLE XII - MISCELLANEOUS

     12.01 Evidence. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

     12.02 No Responsibility for Employer Action. Neither the Trustee nor the Advisory Committee has any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory Committee to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Advisory Committee need inquire into or be responsible for any action or failure to act on the part of the others, or on the part of any other person who has any responsibility regarding the management, administration or operation of the Plan, whether by the express terms of the Plan or by a separate agreement authorized by the Plan or by the applicable provisions of ERISA. Any action required of a corporate Employer must be by its Board of Directors or its designate.

     12.03 Fiduciaries not Insurers. The Trustee, the Advisory Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

     12.04 Waiver of Notice. Any person entitled to notice under the Plan may waive the notice, unless the Code or Treasury regulations prescribe the notice or ERISA specifically or impliedly prohibits such a waiver.

     12.05 Successors. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Advisory Committee, the Plan Administrator and their successors.

     12.06 Word Usage. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Employer's Plan dictates, the plural includes the singular and the singular includes the plural.

     12.07 State Law. MISSOURI law will determine all questions arising with respect to the provisions of this Agreement except to the extent superseded by Federal law.

     12.08 Employment Not Guaranteed. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan

                                     12.1

Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

             *   *   *   *   *   *   *   *   *   *   *   *   *   *


                                     12.2

           ARTICLE XIII - EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

     13.01 Exclusive Benefit. Except as provided under Article III, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries.

     13.02 Amendment by Employer. The Employer has the right at any time and from time to time:

     (a) To amend this Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the provisions of Code (S)401(a);

     (b) To amend the Plan to allow the Plan to operate under a waiver of the minimum funding requirement; and

     (c) To amend this Agreement in any other manner.

     No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Employer also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Advisory Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Advisory Committee. The Employer must make all amendments in writing. Each amendment must state the date to which it is either retroactively or prospectively effective.

(A) Code (S)411(d)(6) Protected Benefits. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code
(S)412(c)(8), and may not reduce or eliminate Code (S)411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code
(S)411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause (2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

     13.03 Discontinuance. The Employer has the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first to occur of the following:

                                     13.1

     (a) The date terminated by action of the Employer;

     (b) The dissolution or merger of the Employer, unless the successor makes provision to continue the Plan, in which event the successor must substitute itself as the Employer under this Plan. Any termination of the Plan resulting from this paragraph (b) is not effective until compliance with any applicable notice requirements under ERISA.

     13.04 Full Vesting on Termination. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of contributions to the Plan, an affected Participant's right to his Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

     13.05 Merger/Direct Transfer. The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code (S)401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

     The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts such a direct transfer of plan assets, the Advisory Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan.

(A) Elective Transfers. The Trustee, after August 9, 1988, may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer, or unless the transferred benefits are in the form of paid-up individual annuity contracts guaranteeing the payment of the transferred benefits in accordance with the terms of the transferor plan and in a manner consistent with the Code and with ERISA. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code (S)411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 13.02. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this
Section 13.06; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his Code
(S)411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value

                                     13.2
of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (8) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and (9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between qualified plans of any type.

(B) Distribution restrictions under Code (S)401(k). If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Code (S)401(k) arrangement, the distribution restrictions of Code (S)(S)401(k)(2) and (10) continue to apply to those transferred elective contributions.

     13.06 Termination. Upon termination of the Plan, the distribution provisions of Article VI remain operative, with the following exceptions:

     (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

     (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

     To liquidate the Trust, the Advisory Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $3,500 and the Participant does not elect an immediate distribution pursuant to Paragraph (2).

     If this paragraph applies, in lieu of the preceding provisions of this
Section 13.06 and the distribution provisions of Article VI, the Advisory Committee will direct the Trustee to distribute each Participant's Nonforfeitable Accrued Benefit, in lump sum, as soon as administratively practicable after the termination of the Plan, irrespective of the present value of the Participant's Nonforfeitable Accrued Benefit and whether the Participant consents to that distribution. This paragraph applies only if: (1) the Plan does not provide an annuity option; (2) the Plan is a profit sharing plan at the time of its termination date; and (3) as of the period between the Plan termination date and the final distribution of assets, the Employer does not maintain any other defined contribution plan (other than an ESOP).

     The Trust will continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan. On each valuation date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under
Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section 13.06.


                                     13.3

     IN WITNESS WHEREOF, the Employer and the Trustee have executed this Plan and Trust in ST. JOSEPH, MISSOURI this 10th day of December, 1991.

                         C.D. SMITH DRUG COMPANY




                         By: /s/ John T. Smith, Jr.
                             ------------------------------------
                                       John T. Smith, Jr.
                         "EMPLOYER"

                                     13.4

                         /s/ John A. Ovel         12/32/91
                         --------------------------------------
                         BOATMEN'S TRUST COMPANY OF KANSAS CITY

                         "TRUSTEE"

                                     13.5

                      ALPHABETICAL LISTING OF DEFINITIONS

Account..........................................  1.4
Accounting Date..................................  1.4
Accrued Benefit..................................  1.4
Advisory Committee...............................  1.1
Annual Addition..................................  3.6
Annuity Starting Date............................  6.1
Beneficiary......................................  1.3
Break in Service.................................  2.2
Cash-Out Distribution............................  5.1
Code.............................................  1.5
Code (S)411(d)(6) Protected Benefits............. 13.1
Compensation.............................. 1.3,1.8,3.7
Defined benefit plan.............................  3.8
Defined contribution plan........................  3.7
Determination Date...............................  1.9
Disability.......................................  1.6
Disqualified Person..............................  1.9
Distribution Date................................  6.1
Effective Date...................................  1.4
Elective contributions...........................  1.3
Elective Transfer................................ 13.2
Employee.........................................  1.1
Employer.................................. 1.1,1.9,3.7
Employer Securities..............................  1.9
ERISA............................................  1.5
Excess Amount....................................  3.7
Exempt Loan......................................  1.9
Forfeiture Break in Service......................  5.4
Highly Compensated Employee......................  1.1
Hour of Service..................................  1.5
Key Employee.....................................  1.8
Leased Employees.................................  1.7
Leveraged Employer Securities....................  1.9
Limitation Year..................................  3.7
Maximum Permissible Amount.......................  3.7
Minimum Distribution Incidental Benefit..........  6.4
Non-Key Employee.................................  1.8
Nonforfeitable...................................  1.4
Nontransferable Annuity..........................  1.5
Normal Retirement Age............................  5.1
Participant......................................  1.2
Permissive Aggregation Group.....................  1.9
Plan.............................................  1.1
Plan Administrator...............................  1.1
Plan Entry Date..................................  1.4
Plan Year........................................  1.4
Predecessor Employer.............................  1.6
Qualified Domestic Relations Order...............  6.7
Related Employers................................  1.6
Required Aggregation Group.......................  1.8
Required Beginning Date..........................  6.2
Service..........................................  1.5
Top Heavy Minimum Allocation.....................  3.2
Top Heavy Ratio..................................  1.7
Trust............................................  1.4
Trust Fund.......................................  1.4
Trustee..........................................  1.1
Year of Service..................................  2.1

                                     13.6

                            PARTICIPATION AGREEMENT
                            -----------------------

     The undersigned Employer, by executing this Participant Agreement, elects to continue as a Participating Employer in the Plan which has been restated as the C.D. SMITH DRUG COMPANY EMPLOYEE STOCK OWNERSHIP PLAN, as if the Participating Employer were an Adopting Employer under that Plan. The Participating Employer accepts, and agrees to be bound by, all of the provisions of the Plan as maintained by C.D. Smith Drug Company.

     This is an adoption of the restatement of the above Plan, effective as of December 31, 1991. The original effective date of the participation of the undersigned Employer in this Plan, prior to its restatement, is January 1, 1989.

     Dated as of the 31st day of December 1992.

Name of Participating Employer:      C.D.S. TRANSPORTATION, INC.

                                     By: /s/ Robert C. Farley
                                         --------------------------------------
                                               Robert Farley, President

                                     EIN:  43-1462539

     The Adopting Employer, C.D. Smith Drug Company, in witness of its acceptance executes this Participation Agreement on the date signed above.

                                     C.D. SMITH DRUG COMPANY




                                     By: /s/ Robert C. Farley
                                        ---------------------------------------
                                                Robert Farley, President

                                     13.7

                            PARTICIPATION AGREEMENT
                            -----------------------

     The undersigned Employer, by executing this Participant Agreement, Elects to be a Participating Employer in the Plan which is known as the C.D. Smith Drug Company Profit Sharing 401(k) Plan, as if the Participating Employer were an Adopting Employer under that Plan. The Participating Employer accepts, agrees to be bound by, all of the provisions of the Plan as maintained by C.D. Smith Drug Company.

     This is an adoption of the above Plan, effective as of January 1, 1989.

     Dated as of the 31st day of December 1989.

Name of Participating Employer:      C.D.S. TRANSPORTATION, INC.



                                     By: /s/ Robert C. Farley
                                         ----------------------------------

     The Adopting Employer, C.D. Smith Drug Company, in witness of its acceptance executes this Participation Agreement on the date signed above.

                                     C.D. SMITH DRUG COMPANY



                                     By: /s/ Robert C. Farley
                                        ------------------------------------

                                     13.7

             C. D. SMITH DRUG COMPANY EMPLOYEE STOCK OWNERSHIP PLAN

                                   ARTICLE A
                      APPENDIX TO PLAN AND TRUST AGREEMENT

     This article is necessary to comply with the Unemployment Compensation Amendments Act of 1992 and is an integral part of the plan and trust agreement.
Section 13.02 applies to any modification or amendment of this Article.

     A-1. APPLICATIONS. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     A-2. DEFINITIONS.

     (a) "Eligible rollover distribution." An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

     (b) "Eligible retirement plan." An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (c) "Distributee." A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

     (d) "Direct rollover." A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE B
                      APPENDIX TO PLAN AND TRUST AGREEMENT

                          SECTION 401(a)(17) AMENDMENT

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.